                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 ---------------



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported):

                                NOVEMBER 1, 2001


                                   AdvancePCS

               (Exact Name of Registrant as Specified in Charter)


            DELAWARE                       0-21447             75-2493381
  (State or Other Jurisdiction           (Commission          (IRS Employer
        of Incorporation)               File Number)       Identification No.)


         5215 NORTH O'CONNOR BOULEVARD, SUITE 1600, IRVING, TEXAS  75039
            (Address of Principal Executive Offices)             (Zip Code)


       Registrant's telephone number, including area code: (469) 420-6000

ITEM 5.  OTHER EVENTS.

         AdvancePCS (the "Company") held its 2001 Annual Meeting of Stockholders on November 1, 2001. Detailed information regarding the proposals considered by the stockholders is contained in the Company's Definitive Proxy Statement on
Schedule 14A, filed with the Securities and Exchange Commission on October 2, 2001. At the meeting, the stockholders considered and approved the proposals described below.

         1. The Class A stockholders elected Jon S. Halbert as a Class A director and Stephen L. Green as a Class C director, the Class B-1 stockholder elected Paul S. Levy as a Class B-1 director and the Class B-2 stockholder elected Robert G. Miller as a Class B-2 director. All were elected to serve as directors until the Company's Annual Meeting of Stockholders in 2004 by the following vote:

Class A
Stockholder Vote

                     Jon S. Halbert       Stephen L. Green
                     --------------       ----------------

For:                     31,975,071             41,670,323
Withheld:                10,019,539                324,287


Class B-1
Stockholder Vote

                       Paul S. Levy
                       ------------

For:                      6,456,667
Withheld:                         0

Class B-2
Stockholder Vote

                     Robert G. Miller
                     ----------------

For:                            100
Withheld:                         0

         2. The Company's certificate of incorporation was amended and restated to increase the number of authorized shares of Class A common stock. A copy of the First Amendment to the Second Amended and Restated Certificate of Incorporation is attached hereto as Exhibit 99.1. This proposal was approved by the following vote:

                          For:                                 40,591,204
                          Against:                              1,202,352
                          Abstention:                             201,054


         3. The Company's certificate of incorporation was amended and restated to increase the number of authorized shares of Class B-1 common stock. A copy of the First Amendment to the Second Amended and Restated Certificate of Incorporation is attached hereto as Exhibit 99.1. This proposal was approved by the following vote:

                          For:                                 40,774,428
                          Against:                                938,562
                          Abstention:                             201,230

         4. The Company's certificate of incorporation was amended and restated to decrease the number of authorized shares of Class B-2 common stock. A copy of the First Amendment to the Second Amended and Restated Certificate of Incorporation is attached hereto as Exhibit 99.1. This proposal was approved by the following vote:

                          For:                                 41,667,914
                          Against:                                 45,299
                          Abstention:                             201,007


         5. The Company's Amended and Restated Incentive Stock Option Plan was amended to increase the number of shares available for issuance from 9,718,000 to 11,218,000 by the following vote:

                          For:                                 26,429,318
                          Against:                             12,090,777
                          Abstention:                             265,754


         6. The Company's Amended and Restated 1997 Nonstatutory Stock Option Plan was amended to increase the number of shares available for issuance from 600,000 to 800,000 by the following vote:

                          For:                                 19,928,000
                          Against:                             18,478,769
                          Abstention:                             379,080


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         Exhibits.

         The following Exhibits are filed herewith:

                  Exhibit No.         Exhibit
                  -----------         -------
                  99.1                First Amendment to Second Amended and
                                      Restated Certificate of Incorporation.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ADVANCEPCS


Date:  November 8, 2001                By:    /s/ DAVID D. HALBERT
                                          --------------------------------------
                                       Name:  David D. Halbert
                                       Title: Chairman of the Board and Chief
                                              Executive Officer

                                  EXHIBIT INDEX

                  EXHIBIT
                  NUMBER         DESCRIPTION
                  -------        -----------
                  99.1           First Amendment to Second Amended and Restated
                                 Certificate of Incorporation.